UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2018

Bluerock Residential Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor

New York, NY 10019

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stockholder Approval of Third Amended 2014 Incentive Plans

(e)       Prior to the annual meeting of the stockholders of Bluerock Residential Growth REIT, Inc. (the “Company,” “we,” “us,” or “our”) held on September 28, 2018 (the “Annual Meeting”), the Company had in effect the Second Amended and Restated 2014 Equity Incentive Plan for Individuals (the “Second Amended 2014 Individuals Plan”), and the Second Amended and Restated 2014 Equity Incentive Plan for Entities (the “Second Amended 2014 Entities Plan,” and together with the Second Amended 2014 Individuals Plan, the “Second Amended 2014 Incentive Plans”). At the Annual Meeting, the stockholders of the Company approved the third amendment and restatement of each of the Second Amended 2014 Individuals Plan (the “Third Amended 2014 Individuals Plan”) and the Second Amended 2014 Entities Plan (the “Third Amended 2014 Entities Plan,” and collectively with the Third Amended 2014 Individuals Plan, the “Third Amended 2014 Incentive Plans”). The Third Amended 2014 Incentive Plans were approved by the Company’s board of directors (the “Board”) on August 9, 2018, subject to the approval of the Company's stockholders at the Annual Meeting, and became effective upon such stockholder approval.

The Third Amended 2014 Incentive Plans are intended to provide incentives to the Company’s independent directors, executive officers and other key employees, including employees of Bluerock Residential Holdings, L.P., the Company’s operating partnership, and their affiliates and other service providers, to assist in recruiting and retaining the services of such individuals and service providers, and to associate the interests of participants with those of the Company and its stockholders.

The Third Amended 2014 Incentive Plans provide for the grant of options to purchase shares of the Company’s common stock, stock awards, stock appreciation rights, performance units, incentive awards and other equity-based awards. The aggregate number of shares of the Company’s Class A common stock that may be issued under the Third Amended 2014 Incentive Plans is 3,800,000, which total includes the 1,550,000 shares previously issued under the Second Amended 2014 Incentive Plans. Thus, the aggregate number of additional shares of our Class A common stock that will be available for issuance under the Third Amended 2014 Incentive Plans with respect to awards granted on and after stockholder approval is equal to 2,250,000 shares.  The issuance of shares or awards under the Third Amended 2014 Individuals Plan reduces the number of shares that may be issued under the Third Amended 2014 Entities Plan, and vice versa.

The foregoing summary description of the Third Amended 2014 Incentive Plans is qualified in its entirety by reference to the actual terms of the Third Amended 2014 Individuals Plan, which is attached hereto as Exhibit 10.1, and the actual terms of the Third Amended 2014 Entities Plan, which is attached hereto as Exhibit 10.2. For additional information regarding the Third Amended 2014 Incentive Plans, please refer to “Proposal 1: Approval of Third Amended 2014 Incentive Plans” on pages 11-22 of the Company’s definitive proxy statement as filed with the Securities and Exchange Commission (the “SEC”) on August 10, 2018 pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Proxy Statement”).

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of stockholders on September 28, 2018. The following proposals were set forth in the Proxy Statement. For more information on these proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference.

Below are the final voting results. As of the record date, August 8, 2018, there were 23,665,211 shares of the Company’s Class A common stock and 76,603 shares of the Company’s Class C common stock outstanding and entitled to vote at the Annual Meeting. The Class C common stock is entitled to fifty votes for each share held; thus, for purposes of the Annual Meeting, a total of 27,495,361 shares of our common stock were deemed outstanding and entitled to vote. Represented at the meeting in person or by proxy were 20,850,439 shares of the Company’s Class A common stock and 76,603 shares of the Company’s Class C common stock, representing 89.76% of the total shares of the Company’s common stock entitled to vote at the meeting.

(1)       The stockholders approved the Third Amended 2014 Incentive Plans to increase the aggregate number of shares of Class A common stock reserved for issuance thereunder, and make other administrative changes as disclosed in the Proxy Statement:

For	13,755,089
Against	1,314,672
Abstain	314,833
Broker Non-Votes	9,295,995

(2)       The following five persons were elected to serve as directors of the Company:

Nominee	For	Withheld	Broker Non-Votes
R. Ramin Kamfar	14,038,651	1,345,943	9,295,995
Brian D. Bailey	12,818,967	2,565,627	9,295,995
I. Bobby Majumder	12,650,815	2,733,779	9,295,995
Romano Tio	12,682,415	2,702,179	9,295,995
Elizabeth Harrison	14,217,050	1,167,544	9,295,995

(3)       The stockholders ratified BDO USA, LLP as the Company’s independent registered public accounting firm for 2018:

For	24,345,616
Against	290,545
Abstain	44,428

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Bluerock Residential Growth REIT, Inc. Third Amended and Restated 2014 Equity Incentive Plan for Individuals

10.2	Bluerock Residential Growth REIT, Inc. Third Amended and Restated 2014 Equity Incentive Plan for Entities

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL growth reit, INC.

Dated: October 2, 2018	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Bluerock Residential Growth REIT, Inc. Third Amended and Restated 2014 Equity Incentive Plan for Individuals

10.2	Bluerock Residential Growth REIT, Inc. Third Amended and Restated 2014 Equity Incentive Plan for Entities